Exhibit 10.18
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
This Amendment No. 1 to Employment Agreement (this “Amendment”), is made and entered into as of December 4, 2018 (the “Effective Date”), by and between HealthEquity, Inc. a corporation organized under the laws of the State of Delaware (“HealthEquity”), and Larry L. Trittschuh (together with HealthEquity, the “Parties” and each, a “Party”).

WHEREAS, the Parties have entered into that certain Employment Agreement dated as of November 9, 2018 (the “Existing Agreement”);

WHEREAS, the Parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 18 of the Existing Agreement, the Existing Agreement may not be waived, altered, amended, or modified unless signed by each of the Parties.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2.Amendments to the Existing Agreement. As of the Effective Date, the Existing Agreement is hereby amended as follows:
(a)All references to “Chief Information Security Officer” are hereby stricken and replaced with “Chief Security Officer”.
(b)The definition of Commencement Date is hereby stricken and replaced with December 17, 2018.
3.Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. Upon the execution and delivery hereof, the Existing Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Existing Agreement, and this Amendment and the Existing Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Agreement. As used in the Existing Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the date of this Amendment, unless the context requires otherwise, the Existing Agreement as amended by this Amendment. In the event of any inconsistency between this Amendment and the Existing Agreement with respect to the matters set forth herein, this Amendment shall take precedence and control.
4.Miscellaneous.

(a)This Amendment is governed by and construed in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles.

(b)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
(c)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(d)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.
(e)This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

HEALTHEQUITY, INC.

/s/ Delano W. Ladd
Name: Delano W. Ladd
Title: General Counsel

LARRY L. TRITTSCHUH

/s/ Larry Trittschuh______________________
Name: Larry Trittschuh
Title: Chief Security Officer
[Amendment No. 1 to Employment Agreement]